UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 January 8, 2007
                                 ---------------
                Date of report (Date of earliest event reported)

                       Universal Insurance Holdings, Inc.
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             (Exact name of registrant as specified in its charter)

     Delaware                         000-20848                 65-0231984
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(State or other jurisdiction     (Commission file number)    (IRS Employer
of incorporation or organization)                            Identification No.)

       1110 W. Commercial Blvd. Suite 100, Fort Lauderdale, Florida 33309
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (954) 958-1200
                                                    ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02     Appointment of New Director

     On January 9, 2007, the Board of Directors of Universal Insurance Holdings, Inc. ("Company") appointed Ozzie A. Schindler to the Board of Directors. Mr. Schindler will serve on the Company's audit committee.

     Mr. Schindler is a partner with the law firm of Greenberg Traurig and specializes in international tax, trusts and succession and planning. He has an LL.M. in Taxation from New York University School of Law and graduated with honors from the University of Florida School of Law. Mr. Schindler graduated with high honors from the University of Florida Fisher School of Accounting. He is admitted to both the Florida and New York bars.

     In connection with his appointment to the Board of Directors, the Company and Mr. Schindler entered into a Stock Option Agreement pursuant to which the Company granted Mr. Schindler an option to purchase 35,000 shares of Company common stock which vested upon grant. Mr. Schindler is entitled to receive annual compensation of $80,000 for his service on the Board of Directors.

     There are no arrangements or understandings pursuant to which Mr. Schindler was elected as a director of the Company. Mr. Schindler does not have any relationship or related transaction with the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

ITEM 5.03     Amendment to Bylaws

     On January 8, 2007,the Board of Directors unanimously adopted Amended and Restated Bylaws for the Company. The bylaws were revised primarily to permit the use of the Internet, facsimile and email in corporate communications, including
(i) notice to stockholders through electronic transmission if consented to by the stockholders, (ii) electronic posting of the stockholder list in connection with the annual meeting of stockholders, (iii) notice to directors of meetings of the Board of Directors through electronic transmission, and (iv) action of the Board of Directors by written consent in the form of electronic transmission. Certain other changes were made to update the bylaws. The Amended and Restated Bylaws are attached as Exhibit 3.1 to this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     Exhibits

      (d)     Exhibits

              3.1 Amended and Restated Bylaws

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





Date:   January 10, 2007          UNIVERSAL INSURANCE HOLDINGS, INC.


                                  By:  /s/ Bradley I. Meier
                                       --------------------------------
                                           Bradley I. Meier
                                           President and Chief Executive Officer